UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 4, 2009

VENTAS, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-10989	61-1055020
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

111 S. Wacker Drive, Suite 4800, Chicago, Illinois	60606
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (877) 483-6827

N/A
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
On December 4, 2009, Ventas, Inc. (the “Company”) announced that its Board of Directors declared a regular quarterly dividend of $0.5125 per share, payable in cash on December 30, 2009 to stockholders of record on December 16, 2009. The dividend is the fourth quarterly installment of the Company’s 2009 annual dividend.
A copy of the press release issued by the Company on December 4, 2009 is filed herewith as Exhibit 99.1 and incorporated in this Item 8.01 by reference.
Item 9.01. Financial Statements and Exhibits.
(a)	Financial Statements of Businesses Acquired.

Not applicable.

(b)	Pro Forma Financial Information.

Not applicable.

(c)	Shell Company Transactions.

Not applicable.

(d)	Exhibits:

Exhibit
Number	Description
99.1	Press release issued by the Company on December 4, 2009.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

VENTAS, INC.
Date: December 7, 2009	By:	/s/ T. Richard Riney
T. Richard Riney
Executive Vice President, Chief Administrative Officer, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit
Number	Description
99.1	Press release issued by the Company on December 4, 2009.